UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 7, 2004

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26878	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6922 Hollywood Boulevard

12th Floor

Los Angeles, California 90028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (323) 817-4600

(Former name or former address, if changed since last report)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

Item 6 - RESIGNATIONS OF REGISTRANT’S DIRECTORS

On January 7, 2004, Gemstar-TV Guide International, Inc. (the “Company”) announced that Douglas Macrae has resigned from the Company’s Board of Directors, effective immediately. Mr. Macrae has tendered his resignation in order to focus on his expanded responsibilities after being promoted to president, TV Guide Consumer Electronics. In his new position, Mr. Macrae will oversee the Company’s consumer electronics businesses worldwide, including its interactive program guides, and Plus Code recording systems. Mr. Macrae has served on the Company’s Board of Directors from 1997 through 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release of Gemstar-TV Guide International, Inc. issued January 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2004

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:	/S/ STEPHEN H. KAY
Stephen H. Kay
Executive Vice President and
General Counsel

EXHIBIT INDEX

99.1	Press Release of Gemstar-TV Guide International, Inc. issued January 7, 2004.